AMERICAN AADVANTAGE FUNDS
                              PlanAhead Class

                     Supplement dated October 1, 1996
                   to the Prospectus dated March 1, 1996


1) The Board has approved a change to the dividend policy of the Limited-Term Income Fund. Effective October 1, 1996, dividends from the Limited-Term Income Fund will be payable to shareholders of record as of the close of business on the day on which they are declared.

2) The AMR Trust Board has approved the addition of South Korea as an eligible country in which the International Equity Portfolio may invest.

3) The last complete paragraph on page 19 under "American AAdvantage Limited-Term Income Fund" is replaced by the following:

  Although investments will not be restricted by either maturity or duration of the securities purchased, under normal circumstances, the Portfolio will seek to maintain a dollar weighted average duration of one to three years. Because the timing on return of principal for both asset-backed and mortgage-backed securities is uncertain, in calculating the average weighted duration of the Portfolio, the duration of these securities may be based on certain industry conventions. The Manager serves as the sole active investment adviser to the Limited-Term Income Fund and its corresponding Portfolio.

4) The first paragraph under "Fund Advisory Agreements" on page 30 is supplemented as follows:

  At meetings held on March 26, 1996, the shareholders of the Balanced, Growth and Income and International Equity Funds and the interest holders of their respective Portfolios approved the adoption of a new policy. This policy permits the Manager to enter into new or modified advisory agreements with existing or new investment advisers without approval of Trust Shareholders or AMR Trust interest holders, but subject to approval of the Board and the AMR Trust Board. On
  June 25, 1996, the Securities and Exchange Commission issued an exemptive order which permits the adoption of this policy, subject to compliance with certain conditions. Accordingly, the Manager intends to rely upon this policy in connection with future decisions to enter into new or modified advisory agreements with existing or new investment advisers.

5)The  applicable  disclosures  on  pages  33-36  are  supplemented   as
  follows:

  Brandywine Asset Management, Inc., ("Brandywine") and Boatmen's Trust Company ("Boatmen's") have been approved as additional advisers to the Balanced Portfolio and the Growth and Income Portfolio and Rowe Price-Fleming International, Inc. ("Fleming") has been approved as an additional adviser to the International Equity Fund. The Manager does not currently intend to allocate assets to Boatmen's or Fleming. Effective April 1, 1996, the Manager allocated the assets of the Balanced Portfolio and the Growth and Income Portfolio that were previously managed by Capital Guardian Trust Company to Brandywine and the other advisers to those Portfolios.

6)The fee schedule for Brandywine on pages 33 and 34 is as follows:

  The Manager pays Brandywine an annualized fee equal to .225% of assets in the Balanced Portfolio and .25% of assets in the Growth and Income Portfolio of the first $500 million of assets under its discretionary management; .225% of the next $100 million on all assets and .20% on all excess assets of these portfolios.